SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 6, 2012

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 539-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Board of Directors (the “Board”) of Harris Interactive Inc. (the “Company”) authorizing a share repurchase program as described in Item 8.01 below (the “Repurchase Program”), on March 9, 2012, the Company entered into a letter agreement (the “Letter Agreement”) with JPMorgan Chase Bank, National Association (“JPMC”). The Letter Agreement modifies the restrictions in Section 6.6 of the Amended and Restated Credit Agreement, dated as of June 30, 2010 (as amended, restated, supplemented, modified or otherwise in effect from time to time, the “Credit Agreement”), by and among the Company, the lenders party thereto and JPMC, as Administrative Agent and Issuing Bank, to permit the Company to repurchase an aggregate of up to $1 million of its common stock, $.001 par value, under the Repurchase Program.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the copy thereof being filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

Section 8 — Other Events

Item 8.01. Other Events.

On March 8, 2012, the Company issued a press release announcing the Board’s approval of the Repurchase Program on March 6, 2012. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Repurchases under the Repurchase Program will be made at management’s discretion in the open market or through privately negotiated transactions from time to time in compliance with applicable laws, rules, and regulations, subject to cash requirements for other purposes, and other relevant factors, such as trading price, trading volume, general market and business conditions, Company performance, and the Company’s compliance with the covenants under the Credit Agreement. The share repurchase authorization does not obligate the Company to acquire any specific number of shares in any period, and may be modified, suspended, or discontinued at any time at the discretion of the Board. Share repurchases will be funded using cash generated from operations, and repurchased shares will be retired and returned to unissued status.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Letter Agreement, dated March 9, 2012, by and between Harris Interactive Inc. and JPMorgan Chase Bank, National Association

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on March 8, 2012 announcing the authorization of a share repurchase program.

Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Eric W. Narowski
Name:	Eric W. Narowski
Title:	Interim Chief Financial Officer
(Principal Financial Officer)

Dated: March 12, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Letter Agreement, dated March 9, 2012, by and between Harris Interactive Inc. and JPMorgan Chase Bank, National Association

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on March 8, 2012 announcing the authorization of a share repurchase program.